                                                                   EXHIBIT 10.20

                                SECOND AMENDMENT



     This Second Amendment to the Employment Agreement of Robert M. Henry ("Second Amendment") is entered into by and between Robert M. Henry ("Employee") and Mannatech, Incorporated ("Employer"), as of this the 1st day of January, 2002, and amends that certain Employment Agreement entered into by and between the Employee and the Employer, effective April 1, 2000 and as amended on August 15, 2000 ("First Amendment").

ARTICLE I.

     Paragraph 1, "Term" of the Agreement is hereby renewed until December 31, 2004.

     Paragraph 2, "Compensation" is amended to reflect an increase in salary of $50,000 to $400,000 (Four Hundred Thousand Dollars) per annum commencing January 1, 2002.

ARTICLE V.

     Paragraph 13, Notice is changed to:

                  Robert M. Henry
                  400 Oak Ridge Court
                  Southlake, Texas  76092

     In all other things except the foregoing Amendment, the Agreement shall remain in full force and effect.

     Effective this 1st day of January, 2002.


                                                         MANNATECH, INCORPORATED


/s/ Robert M. Henry                           By: /s/ Jules Zimmerman
--------------------------                       -------------------------------
Robert M. Henry                                    Jules Zimmerman
                                              Its: Co-Chairman



Second Amendment - Solo Page